UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement

The following summary set forth below in this Item 1.01 is qualified in its entirety by the Indenture (as defined below) which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Issuance of Senior Notes

On October 30, 2024, Mercer International Inc. (the “Company”) issued $200,000,000 aggregate principal amount of 12.875% senior notes due 2028 (the “Additional Notes”). The Additional Notes were issued pursuant to an existing indenture, dated September 21, 2023 (the “Indenture”), pursuant to which the Company had previously issued $200,000,000 aggregate principal amount of 12.875% senior notes due 2028. The Additional Notes were issued at a price of 103.000% of their principal amount, plus accrued interest from October 1, 2024.

Interest on the Additional Notes will be payable semi-annually in arrears on each April 1 and October 1, commencing April 1, 2025. Interest will be payable to holders of record of the Additional Notes on the immediately preceding March 15 and September 15 and will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Additional Notes will mature on October 1, 2028, unless repurchased or redeemed in accordance with their terms prior to such date.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Issuance of Senior Notes” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 8.01.	Other Events.

Completion of Notes Offering

On October 30, 2024, the Company issued a press release announcing the completion of its previously announced offering of the Additional Notes. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Additional Notes were sold either to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated September 21, 2023, between Mercer International Inc. and Computershare Trust Company, N.A., as trustee, related to the Additional Notes (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 000-51826) filed with the SEC on September 21, 2023).

4.2	Form of 12.875% senior note due 2028 (included in Exhibit 4.1 hereto).

99.1	Press release of the Company, dated October 30, 2024, related to completion of the Additional Notes offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCER INTERNATIONAL INC.

Date: October 30, 2024	By:	/s/ Richard Short
Richard Short
Chief Financial Officer